Exhibit 99.1

CURIOSITYSTREAM ANNOUNCES

THIRD QUARTER 2022 FINANCIAL RESULTS

•	Third quarter 2022 revenue of $23.6 million, up 26% year over year and above the high end of our guidance range

•	Reduced combined advertising, marketing and G&A expenses by 34%, or $7.4 million, compared to the second quarter of 2022

•	Operating loss of $4.4 million, compared to an operating loss of $8.2 million in the third quarter of 2021

•	Net loss of $4.5 million, compared to net income of $0.8 million in the third quarter of 2021

•	EBITDA loss of $4.2 million, exceeding the high end of our guidance range by nearly $5 million

•	Ramps iHeartMedia partnership with One Day University podcasts now available from the #1 podcast publisher globally

•	Maintains industry-leading direct subscriber retention

SILVER SPRING, Md. (November 9, 2022) – CuriosityStream Inc. (NASDAQ: CURI), a global factual entertainment company, today announced its financial results for the third quarter ended September 30, 2022.

“We delivered another strong quarter, with revenue and EBITDA above our guidance ranges and the best quarterly EBITDA performance since becoming a public company, as we made clear progress towards our goal of becoming sustainably profitable,” said Clint Stinchcomb, President & CEO. “CuriosityStream remains the largest pure-play factual streaming service with a multifaceted revenue stack underpinned by a library of over 15,000 video and audio titles and industry-leading subscriber retention. We continue to maintain a solid balance sheet which positions us well for ongoing success.”

Third Quarter 2022 Financial Results

•	Revenue of $23.6 million, up from $18.7 million in the third quarter of 2021;

•	Gross profit of $10.0 million compared to $9.2 million in the third quarter of 2021;

•	Total advertising and marketing and general and administrative expenses of $14.4 million, a reduction of $7.4 million sequentially;

•	Net loss of $(4.5) million compared to net income of $0.8 million in the third quarter of 2021;

•	EBITDA of $(4.2) million compared to EBITDA of $(8.0) million in the third quarter of 2021; and

•	Cash, restricted cash and available-for-sale investments balance of $64.3 million and no debt as of September 30, 2022.

Third Quarter 2022 Business Highlights

•	Launched 100 Days of Curiosity, a campaign to celebrate and revisit some of the best award-winning films, series, and specials that have premiered on CuriosityStream in its eight-year history;

•	Premiered new, original programming, including CRACKING THE CODE; PLANET INSECT; TRACKER’S DIARY: BEARS OF KATMAI; TITANS: THE RISE OF HOLLYWOOD; CELTS: THE UNTOLD STORY; and TRAITOR/PATRIOT;

•

Advanced our iHeartMedia partnership, bringing One Day University podcasts and other audio and video library content to the service, including The Happiness Formula, a 12-part series with Barry Schwartz, the eminent psychologist, leadership guru, and best-selling author;

•	“Smartest Bundle in Streaming” premium SVOD package gained further traction with a library of over 25,000 titles across six streaming services; and

•	Signed a new distribution agreement with the largest MVPD in the Netherlands.

Conference Call Information

CuriosityStream will host a Q&A conference call today to discuss the Company’s Q3 2022 results at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live audio webcast of the call will be available on the CuriosityStream Investor Relations website at https://investors.curiositystream.com. Participants may also dial-in toll free at (888) 510-2008 or International at (646) 960-0306 and reference conference ID# 3957505. An audio replay of the conference call will be available for two weeks following the call on the CuriosityStream Investor Relations website at https://investors.curiositystream.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2021, that we filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, in CuriosityStream’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2022, that we filed with the SEC on May 16, 2022, and in CuriosityStream’s other SEC filings. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s limited operating history; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; (vi) the ability to meet Nasdaq’s listing standards and (vii) privacy and data protection laws, privacy or data breaches, or the loss of data.

Non-GAAP Financial Measures

To supplement our unaudited consolidated statement of operations, which is prepared in accordance with GAAP, we present EBITDA in this press release. Our use of non-GAAP financial measures, such as EBITDA, has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP.

We use this non-GAAP financial measure in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. This measure provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of core operating results, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, EBITDA is widely used by investors and securities analysts to measure a company’s operating performance. We exclude the following items from EBITDA: interest and other income (expense), provision for income taxes, depreciation and amortization, loss/(gain) on the change in fair value of our warrants, equity interests loss (gain), and impairment of goodwill and intangible assets.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, (1) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (2) EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; or (b) tax payments that may represent a reduction in cash available to us. The non-GAAP financial measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures has been provided in the financial statements tables included in this press release and investors are encouraged to review the reconciliation.

About Curiosity Inc.

Curiosity Inc. is the entertainment brand for people who want to know more. The global media company is home to award-winning original and curated factual films, shows, and series covering science, nature, history, technology, society, and lifestyle. With approximately 23 million total paying subscribers worldwide and thousands of titles, the company operates the flagship Curiosity Stream SVOD service, available in more than 175 countries worldwide; Curiosity Channel, the linear television channel available via global distribution partners; Curiosity Now, a free, ad-supported channel; Curiosity Audio Network, featuring original content and podcasts; and Curiosity Studios, which oversees original programming. Curiosity Inc. also owns and operates One Day University, which provides access to engaging talks and lectures from leading university and college professors in the United States. Curiosity Inc. is a wholly owned subsidiary of CuriosityStream Inc. (Nasdaq: CURI). For more information, visit CuriosityStream.com.

Contacts:

CuriosityStream Investor Relations

Denise Garcia

IR@CuriosityStream.com

CuriosityStream Inc.

Consolidated Balance Sheets

(in thousands, except par value)

	September 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$46,826	$15,216
Restricted cash	500	2,331
Short-term investments in debt securities	16,947	65,833
Accounts receivable, net	17,151	23,493
Other current assets	1,561	6,413

Total current assets	82,985	113,286

Investments in debt securities	—	15,430
Investments in equity method investees	11,045	9,987
Property and equipment, net	1,183	1,342
Content assets, net	74,901	72,682
Intangibles, net	283	1,369
Goodwill	—	2,793
Operating lease right-of-use assets	3,769	—
Other assets	546	689

Total assets	$174,712	$217,578

Liabilities and stockholders’ equity (deficit)
Current liabilities
Content liabilities	$4,978	$9,684
Accounts payable	7,594	3,428
Accrued expenses and other liabilities	7,463	12,429
Deferred revenue	17,786	22,430

Total current liabilities	37,821	47,971

Warrant liability	809	5,661
Non-current operating lease liabilities	4,735	—
Other liabilities	866	2,011

Total liabilities	44,231	55,643

Stockholders’ equity (deficit)
Common stock, $0.0001 par value – 125,000 shares authorized as of September 30, 2022 and December 31, 2021; 52,802 shares issued and outstanding as of September 30, 2022; 52,677 issued and outstanding as of December 31, 2021	5	5
Additional paid-in capital	357,211	352,334
Accumulated other comprehensive loss	(182)	(222)
Accumulated deficit	(226,553)	(190,182)

Total stockholders’ equity (deficit)	130,481	161,935

Total liabilities and stockholders’ equity (deficit)	$174,712	$217,578

CuriosityStream Inc.

Consolidated Statements of Operations

(in thousands, except for per share data)

(unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
Revenues	$23,569	$18,705	$63,544	$43,985
Operating expenses
Cost of revenues	13,566	9,553	38,404	19,433
Advertising and marketing	5,626	9,320	31,602	33,089
General and administrative	8,757	8,058	29,863	25,943
Impairment of goodwill and intangible assets	—	—	3,603	—

	27,949	26,931	103,472	78,465

Operating loss	(4,380)	(8,226)	(39,928)	(34,480)

Change in fair value of warrant liability	514	8,345	4,852	6,323
Interest and other (expense) income	(478)	595	(564)	1,891
Equity interests (loss) income	(94)	165	(566)	165

(Loss) income before income taxes	(4,438)	879	(36,206)	(26,101)
Provision for income taxes	64	49	165	128

Net (loss) income	$(4,502)	$830	$(36,371)	$(26,229)

Net (loss) income per share
Basic	$(0.09)	$0.02	$(0.69)	$(0.51)
Diluted	$(0.09)	$(0.14)	$(0.69)	$(0.63)
Weighted average number of common shares outstanding
Basic	52,793	52,593	52,773	51,091
Diluted	52,793	52,677	52,773	51,736

CuriosityStream Inc.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	For the nine months ended September 30,
	2022	2021
Cash flows from operating activities
Net loss	$(36,371)	$(26,229)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liability	(4,852)	(6,323)
Additions to content assets	(31,729)	(40,954)
Change in content liabilities	(4,706)	5,390
Amortization of content assets	29,510	14,143
Depreciation and amortization expenses	573	403
Impairment of goodwill and intangible assets	3,603	—
Amortization of premiums and accretion of discounts associated with investments in debt securities, net	1,087	638
Stock-based compensation	5,055	5,446
Equity interests loss	566	(165)
Other non-cash items	288	—
Changes in operating assets and liabilities
Accounts receivable	6,342	(6,046)
Other assets	4,994	274
Accounts payable	4,188	1,943
Accrued expenses and other liabilities	(4,792)	641
Deferred revenue	(4,500)	9,042

Net cash used in operating activities	(30,744)	(41,797)

Cash flows from investing activities
Purchases of property and equipment	(130)	(291)
Business acquisitions	—	(5,362)
Investment in equity method investees	(2,438)	(9,260)
Payment of transaction costs - equity investments	—	(304)
Sales of investments in debt securities	22,893	15,676
Maturities of investments in debt securities	41,873	50,792
Purchases of investments in debt securities	(1,497)	(151,861)

Net cash provided by (used in) investing activities	60,701	(100,610)

Cash flows from financing activities
Exercise of stock options	—	497
Exercise of warrants	—	54,898
Payments related to tax withholding	(178)	(89)
Proceeds from issuance of Common Stock	—	94,101
Payment of offering costs	—	(707)

Net cash (used in) provided by financing activities	(178)	148,700

Net increase in cash, cash equivalents and restricted cash	29,779	6,293
Cash, cash equivalents and restricted cash, beginning of period	17,547	17,384

Cash, cash equivalents and restricted cash, end of period	$47,326	$23,677

Supplemental disclosure:
Cash paid for taxes	$571	$31
Cash paid for operating leases	$352	$173
Right-of-use assets obtained in exchange for new operating lease liabilities	$3,965	$—

CuriosityStream Inc.

Reconciliation of GAAP Financial Metrics to Non-GAAP

(in thousands)

(unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
Net loss	$(4,502)	$830	$(36,371)	$(26,229)
Change in fair value of warrant liability	(514)	(8,345)	(4,852)	(6,323)
Interest and other expense (income)	478	(595)	564	(1,891)
Provision for Income taxes	64	49	165	128
Equity interests loss (income)	94	(165)	566	(165)
Depreciation and amortization	132	186	573	403
Impaiment of goodwill and intangible assets	—	—	3,603	—

EBITDA	$(4,248)	$(8,040)	$(35,752)	$(34,077)